Statutory Prospectus Supplement dated June 5, 2020
The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for the Fund listed below:
Invesco S&P 500 Index Fund
This supplement supersedes and replaces the supplement dated May 29, 2020. This supplement amends the Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
The following information is added after the table appearing under the heading “Fund Summary – Management of the Fund” in the prospectus:
Effective July 13, 2020, the following replaces the above section titled “Management of the Fund”:
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Peter Hubbard	Portfolio Manager	2020
Michael Jeanette	Portfolio Manager	2020
Tony Seisser	Portfolio Manager	2020
The following information is added as the last paragraph appearing under the heading “FUND MANAGEMENT – The Adviser(s)” in the prospectus:
Effective July 13, 2020, the following replaces the above section titled “The Adviser(s)”:
Invesco serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Sub-Advisers. Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI.
The following information is added after the bulleted information appearing under the heading “FUND MANAGEMENT – Portfolio Managers” in the prospectus:
Effective July 13, 2020, the following replaces the above section titled “Portfolio Managers”:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
•	Peter Hubbard, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2005.
•	Michael Jeanette, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2008.
•	Tony Seisser, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2013.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

MS-SPI-STATPRO-SUP 060520